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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   September 30, 1997
                                                            ------------------


                   GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       33-94448                                            23-2811925
-----------------------                              -----------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

    650 Dresher Road
 Horsham, Pennsylvania                                        19044

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         (Address of Principal Executive Offices)          (Zip Code)


                                  215-328-3480
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)










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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On September 30, 1997, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1 dated as of September 1, 1997, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee, and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of sixteen classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having as of the close of business on September 1, 1997 (the "Cut-off Date"), an aggregate principal balance of $1,696,984,278 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement dated September 25, 1997, attached hereto as Exhibit 99.1, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated September 25, 1997, attached hereto as
Exhibit 99.2, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from ContiTrade Services L.L.C. ("ContiTrade") pursuant to a mortgage loan purchase agreement dated September 25, 1997, attached hereto as Exhibit 99.3, between ContiTrade as seller and the Depositor as purchaser. Certain obligations of ContiTrade under the mortgage loan purchase agreement to which it is a party were guaranteed by ContiFinancial Corporation ("ContiFinancial") pursuant to a guaranty agreement dated September 25, 1997, attached hereto as Exhibit 99.4, from ContiFinancial in favor of the Depositor and certain others, and the Depositor assigned certain of its rights under such guaranty agreement to the Trustee for the benefit of Certificateholders pursuant to the Pooling and Servicing Agreement. The Depositor sold the Class X, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Certificates to Deutsche Morgan Grenfell Inc. ("DMG") and Lehman Brothers Inc. ("Lehman") as representatives for themselves and the other underwriters pursuant to an underwriting agreement dated September 25, 1997, attached hereto as Exhibit 1.1, between DMG and Lehman as representatives for themselves and the other underwriters and the Depositor. The Depositor sold the Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III Certificates to DMG and Lehman pursuant to a certificate purchase agreement dated September 25, 1997 between DMG and Lehman as initial purchasers and the Depositor.

         The Class X Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal of $1,696,984,278. The Class A-1 Certificates have an initial Certificate Balance of $261,582,000. The Class A-2 Certificates have an initial Certificate Balance of $227,661,000. The Class A-3 Certificates have an initial Certificate Balance of $724,100,000. The Class B Certificates have an initial Certificate Balance of $67,879,000. The Class C Certificates have an initial Certificate Balance of $50,909,000. The Class D Certificates have an initial Certificate Balance of $50,909,000. The Class E Certificates have an initial Certificate Balance of $93,334,000. The Class F Certificates will have an initial Certificate Balance of $25,454,000. The Class G Certificates will have an initial Certificate Balance of $84,849,000. The Class H Certificates will have an initial Certificate Balance of $59,394,000. The Class J Certificates will have an initial Certificate Balance of $16,969,000. The Class K Certificates will have an initial


                                       -2-

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Certificate Balance of $33,944,278. The Class R-I, Class R-II and Class R-III
Certificates each have an initial Certificate Balance of $0.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of September 25, 1997, between GMAC Commercial Mortgage
                  Securities, Inc. as seller and Deutsche Morgan Grenfell Inc. and Lehman Brothers Inc. as
                  representatives for themselves and the other underwriters.

4.1               Pooling and Servicing Agreement, dated as of September 1, 1997, among GMAC Commercial
                  Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee, and ABN AMRO Bank N.V. as fiscal agent.

99.1              Mortgage Loan Purchase Agreement, dated as of September 25, 1997, between GMAC Commercial
                  Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2              Mortgage Loan Purchase Agreement, dated as of September 25, 1997, between German American
                  Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3              Mortgage Loan Purchase Agreement, dated as of September 25, 1997 between ContiTrade Services
                  L.L.C. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4              Guaranty Agreement, dated September 25, 1997, from ContiFinancial Corporation as Guarantor in favor of GMAC Commercial Mortgage Securities, Inc. and certain others.

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                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                                  (Registrant)




Dated: October 15, 1997                            By: /s/ Philip Thigpen, Jr.
                                                       ------------------------

                                                   Name: Philip Thigpen, Jr.
                                                         ----------------------

                                                   Title: Senior Vice President
                                                          ---------------------


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                               INDEX TO EXHIBITS


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of September 25, 1997, between GMAC Commercial Mortgage
                  Securities, Inc. as seller and Deutsche Morgan Grenfell Inc. and Lehman Brothers Inc. as
                  representatives for themselves and the other underwriters.

4.1               Pooling and Servicing Agreement, dated as of September 1, 1997, among GMAC Commercial
                  Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee, and ABN AMRO Bank N.V. as fiscal agent.

99.1              Mortgage Loan Purchase Agreement, dated as of September 25, 1997, between GMAC Commercial
                  Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2              Mortgage Loan Purchase Agreement, dated as of September 25, 1997, between German American
                  Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3              Mortgage Loan Purchase Agreement, dated as of September 25, 1997 between ContiTrade Services
                  L.L.C. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4              Guaranty Agreement, dated September 25, 1997, from ContiFinancial Corporation as Guarantor in favor of GMAC Commercial Mortgage Securities, Inc. and certain others.


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